SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K/A-1


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  August 7, 1995



                   GOLDEN PHARMACEUTICALS, INC.
        (Exact Name of Registrant as Specified in Charter)



  Colorado
(State of
Incorporation)
0-9065
(Commission
File Number)
84-0645174
(IRS Employer
Identification Number)



      1313 Washington Avenue, Golden, Colorado        80401
     (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (303) 279-9375

                          Not Applicable
   (Former Name or Former Address, if Change Since Last Report)
Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

     Please see Exhibit A attached hereto.

          (b)  Pro Forma Financial Information.

     Please see Exhibit B attached hereto.

          (c)  Exhibits.
     None.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    GOLDEN PHARMACEUTICALS, INC.


       Date: October 20, 1995 By:
                       Glen H. Weaver, Vice President

          Pursuant to the requirements of the Securities
       Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                         GOLDEN PHARMACEUTICALS, INC.


       Date:  October 20, 1995          By:   /s/ Glen H. Weaver
                              Glen H. Weaver, Vice President







































                         EXHIBIT A

         FINANCIAL STATEMENTS AND REPORT OF
       INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         QUALITY CARE PHARMACEUTICALS, INC.

                 December 31, 1994

               1660 Lincoln Street
                                   Denver, CO 80264-2601
                                   303 861-5555
                                   FAX 303 831-4646





                      Grant Thornton
                       GRANT THORNTON LLP  Accountants and
                                    Management Consultants
                                    The U.S. Member Firm of
                                       Grant Thornton
       International



               REPORT OF INDEPENDENT
            CERTIFIED PUBLIC ACCOUNTANTS


                           Board of Directors and Stockholders
       Quality Care Pharmaceuticals, Inc.

       We have audited the accompanying balance sheets of Quality Care Pharmaceuticals, Inc. as of
       December 31, 1994 and 1993 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994, 1993 and 1992.
       These financial statements are the
       responsibility of the Company's management.
       Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quality Care Pharmaceuticals, Inc. as of
       December 31, 1994 and 1993 and the results of its operations and cash flows for the years ended December 31, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.


       Grant Thornton LLP

       Denver, Colorado
       June 2, 1995














                FINANCIAL STATEMENTS

     Quality Care Pharmaceuticals, Inc.

                   BALANCE SHEETS

                    December 31,



                                            1994            1993


            ASSETS

  CURRENT ASSETS
    Cash and cash equivalents        $    11,707                 $    20,543
    Accounts receivable - trade
     less allowance for doubtful
     accounts of $962 and $2,046
     for 1994 and 1993,
     respectively                        728,513     811,801
    Inventories (note A2)                367,530     275,390
    Prepaid expenses                      34,592      41,915

    Total current assets               1,142,342   1,149,649

  PROPERTY AND EQUIPMENT - AT COST (note A3)
    Furniture and fixtures               135,822     120,012
    Warehouse and prod equipment          94,348      45,068
    Leasehold improvements                77,380      61,632
                                         307,550     226,712
    Less accumulated depreciation
     and amortization                     92,266      58,501
                                         215,284     168,211

  OTHER ASSETS
    Plant licensing - net of
     accumulated amortization             63,340      67,346

                                     $ 1,420,966 $ 1,385,206



  The accompanying notes are an integral part of this statement.







                                          1994                         1993

             LIABILITIES

       CURRENT LIABILITIES
         Notes payable (note B)             $   649,121              $   499,121
         Current maturities of
          long-term debt (note C)                        -              2,125
         Accounts payable - trade                479,224               749,693
         Accrued liabilities
           Wages                                           32,140         26,163
           Commissions                                 42,751          30,029
         Regulatory fines                                     -          46,258

             Total cur. liabilities            1,203,236      1,353,389

       COMMITMENTS AND CONT. (note D)  -                           -

       STOCKHOLDERS' EQUITY (note A1)
         Common stock - authorized,
          1,250,000 shares of no
          par value; issued and
          outstanding, 1,037,252
          and 852,502 shares at
          December 31, 1994 and 1993,
           respectively                            449,938              172,812
         Accumulated deficit             (232,208)            (140,995)
                                                217,730                31,817

                                         $ 1,420,966         $1,385,206

     Quality Care Pharmaceuticals, Inc.

              STATEMENTS OF OPERATIONS

              Year ended December 31,




                        1994                1993         1992

       Net sales     $ 4,930,542$ 4,179,728     $ 2,956,617

Cost of goods sold  3,451,602  3,005,852 2,217,014

          Gross profit           1,478,940           1,173,876    739,603

       Operating expenses
         Sales and marketing        560,188    378,693 232,518
  General and administrative     796,431    851,647    452,529
         Relocation expense              -      37,542 -
     Compensation to organizers      138,409     15,060       -
         Abandonment of computer
           software/equipment            -     136,054        -
                    1,495,028  1,418,996            685,047

 Operating income (loss)    (16,088)     (245,120)     54,556

       Other income (expense)
         Interest expense          (61,228)   (29,179) (6,448)
         Other                     (13,897)    (3,036)    22,169
                     (75,125)   (32,215)             15,721

  NET INCOME (LOSS)   $(91,213)  $ (277,335)  $70,277









       The accompanying notes are an integral part of these statements.

        Quality Care Pharmaceuticals, Inc.

         STATEMENTS OF STOCKHOLDERS' EQUITY

       Year ended December 31, 1994, 1993 and 1992




       Retained
                                        earnings
                          Common stock
       (accumulated    Shares   Amount
       deficit)  Total

Balance at January 1, 1992     $637,500  $5,000  $15,981  $20,981

Net income for the year        -             -   70,277     70,277
 Dividends     -              -     (18,162)    (18,162)

 Balance at December 31, 1992    637,500   5,000  68,096  73,096

         Common stock issued
(note A1)  215,002       322,503   -  322,503
         Offering costs              -       (86,447)      -          (86,447)
         Net income (loss) for
          the year              -             -   (277,335)           (277,335)
         Transfer S corporation
           accumulated deficit
           to common stock upon
           termination of S
           corporation election   -      (68,244)         68,244     -

 Balance at December 31, 1993    852,502  172,812   (140,995)  31,817

         Issuance of common stock      184,750       277,126  -       277,126
         Net income (loss) for
          the year       -              -    (91,213)            (91,213)

       Balance at
          December 31, 1994$ 1,037,252        $449,938   $(232,208)  $217,730



       The accompanying notes are an integral part of these statements.

Quality Care Pharmaceuticals, Inc.

                STATEMENTS OF CASH FLOWS

                 Year ended December 31,



                                         1994      1993                  1992


       Cash flows from operating activities
         Net income (loss)            $ (91,213)       $(277,335)    $70,277
         Adjustment to reconcile net income
           (loss) to net cash provided by
           operating activities
 Depreciation and amortization         42,302    28,277      7,286
             Writedown of computer equipment     -        136,054      -
             Common stock issued for
               services and fees         138,409            6,653       -
             Changes in assets and liabilities
               Decrease (increase) in accounts
                 receivable     83,288        (172,456)           (531,049)
  (Increase) in inventories     (92,140)        (76,109)   (167,982)
               Decrease (increase) in prepaid
                 expenses                  7,324         (26,048)         25
               (Decrease) increase in accounts
                 payable         (270,469)          170,789      460,201
               (Decrease) increase in accrued
                 liabilities      (27,559)           68,008       30,230

          Total adjustments       (118,845)      135,168     (201,289)

          Net cash used in operating
            activities    (210,058)        (142,167)        (131,012)

       Cash flows from investing activities
         Purchase of fixed assets       (85,369)    (335,083)      (88,261)
         Proceeds from sale of fixed assets       -           6,565      897

          Net cash used in investing
            activities       (85,369)        (328,518)        (87,364)


       The accompanying notes are an integral part of these statements.

           Quality Care Pharmaceuticals, Inc.

          STATEMENTS OF CASH FLOWS (CONTINUED)

                 Year ended December 31,



                                 1994                  1993      1992

       Cash flows from financing activities
Payments on note payable     $(651,246)     $(306,479)   $(75,291)
         Borrowings on note payable      799,120    608,764  250,849
         Proceeds from private placement
           offering, net of issuance costs       138,717         236,056     -
         Dividends paid            -          (18,162)                  -
         Net change in bank overdraft        -          (28,951)        28,951

          Net cash provided by
            financing activities         286,591          491,228        204,509

          NET (DECREASE) IN CASH AND
            CASH EQUIVALENTS             (8,836)           20,543   (13,867)

       Cash and cash equivalents at
         beginning of year       20,543               -     13,867

       Cash and cash equivalents at
         end of year           $  11,707        $ 20,543   $   -


       Supplemental disclosures of cash
         flow information

           Cash paid during the year for
             Interest           $  61,228         $  29,179     $   6,448









       The accompanying notes are an integral part of these statements.
           Quality Care Pharmaceuticals, Inc.

              NOTES TO FINANCIAL STATEMENTS

               December 31, 1994 and 1993



                             NOTE A - SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying  financial statements follows:

          1.  History and Business Activity

 The Company purchases pharmaceutical drugs from manufacturers and repackages them for sale into single-user prescription size packages. The Company's clients consist of private physicians, hospitals, group practices, managed care programs, pharmacies and other legally constituted medical facilities throughout the United States.


On April 27, 1993 the Company filed a restated certificate of incorporation effectively changing the name of the Company to Quality Care Pharmaceuticals, Inc. and authorizing the issuance of 1,250,000 shares of common stock.

In September, 1993, the existing shareholders of Physicians Remedy, Inc. (PRI) contributed all issued and outstanding shares of common stock in exchange for 637,500 shares of Quality Care Pharmaceuticals, Inc. common stock. PRI common stock and Treasury stock were canceled. This reorganization has been given retroactive treatment in the financial statements.

During 1993 and 1994, 399,752 shares of common stock were issued pursuant to a private placement. Of these shares, 300,000 were issued for cash at $1.50 per share. The remaining 99,752 shares were issued for cash of $.15 share and services of $1.35 per share. The shares were actually issued in May, 1994, but have been considered to have been issued as the consideration for the shares received.


        Quality Care Pharmaceuticals, Inc.

        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               December 31, 1994 and 1993



                             NOTE A - SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)

            2.  Inventories

 Inventories are stated at the lower of cost or market. Cost is determined principally by the first-in, first-out method as follows:

                                 1994      1993
               Raw materials     $ 307,320      $ 176,200
               Finished goods       60,210         99,190

                                                $ 367,530      $ 275,390

            3.  Depreciation and Amortization

  Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives. Leasehold improvements are amortized over the lives of the respective leases or the service lives of the improvements, whichever is shorter. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes as follows:

                                                     Estimated
                                                         life
           Furniture and fixtures                           5 - 7
years
           Warehouse and production equipment     7 years

            4.  Income Taxes

  Income taxes are recorded using the liability method. Deferred income taxes are provided for items which are reported for tax purposes in different periods than in the financial statements.

  Prior to the Company's reorganization, the Company was an S Corporation for tax purposes. Income taxes on taxable earnings were payable personally by the stockholders through the date of the reorganization.
        Quality Care Pharmaceuticals, Inc.

        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               December 31, 1994 and 1993



                             NOTE A - SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)

            5.  Cash Equivalents

  For purposes of the statement of cash flows, the Company considers all highly liquid cash investments with an original maturity of three months or less to be cash equivalents.


          NOTE B - NOTES PAYABLE

  The Company maintains a $650,000 bank line of credit. The credit line is collateralized by inventories and trade accounts receivable. Borrowings under the line of credit which bear interest at the prime rate plus 2.5% and 3% were $649,121 and $499,121 at December 31, 1994 and 1993, respectively.  The prime rate of interest was 8.5% at December 31, 1994.
The line-of-credit was originally due May 8, 1995. The Company obtained an extension through July 16, 1995.

  The bank note agreement has covenants requiring the Company to meet certain financial ratios. As of December 31, 1994 and 1993, the Company was not in compliance with certain covenants relating to the line of-credit.


        NOTE C - LONG-TERM DEBT

  Long-term debt at December 31, 1993 consisted of:

        Note payable to bank                         $2,125
        Less current maturities                         2,125
                                                                  $   -

The note payable was due in monthly installments of $312.




        Quality Care Pharmaceuticals, Inc.

        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               December 31, 1994 and 1993


                             NOTE D - COMMITMENTS AND CONTINGENCIES

  The Company leases office and facility space, and equipment under operating lease arrangements. Total lease payments were $76,675, $63,602 and $42,060 for the years ended December 31, 1994, 1993 and 1992, respectively.

  The minimum rental commitments under the noncancelable lease are as follows:

         Year ending December 31,
              1995                             $  65,174
              1996                                 62,115
              1997                                 27,193

      Total minimum payment
             required                         $ 154,482

  The Company operates and is licensed by the Federal Food and Drug Administration (FDA), the State of California and the Drug Enforcement
Agency (DEA).  The Company must comply with regulatory requirements
Should it violate such requirements, its ability to operate could be suspended or terminated. Management believes it has the control system and policies in place so that it will fully comply with regulatory requirements.

        NOTE E - INCOME TAXES

  The provision for income taxes differs from the amount determined by applying the statutory rate to net income before taxes, due to the following reasons:
                                              1994             1993
   Income tax expense (benefit) at
     statutory rate                               $(35,000)     $(106,000)
   Tax effect of S corporation loss             -                52,000
   Compensation to organizers              52,500                  -
   Other                                        -               30,500
                                                   17,500           (75,500)
       Change in valuation allowance    (17,500)             75,500
       Income tax expense                   $      -            $     -
            Quality Care Pharmaceuticals, Inc.

        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               December 31, 1994 and 1993


                             NOTE E - INCOME TAXES (CONTINUED)

  Net deferred taxes are comprised of the following:

                                                1994           1993
        Assets
          Commissions accrued                         $ 10,000     $  11,500
          Salaries accrual                             12,000        10,000
          Net operating loss carryforward              36,000        54,000
                                    58,000        75,500
          Valuation allowance                        (58,000)      (75,500)

                                            $     -            $      -


  The Company has a net operating loss carryforward of approximately $100,000 at December 31, 1994.


        NOTE F - RELATED PARTY TRANSACTIONS


A shareholder of the Company controls a corporation which performs the marketing and sales of the Company's products. Commissions paid for services rendered were $286,319 and $239,637 in 1994 and 1993, respectively. At December 31, 1994 and 1993, the Company owed this corporation $26,231 and $30,029, respectively.


        NOTE G - MAJOR CUSTOMERS

   The Company had sales of approximately 13% of total sales to one customer in 1994. No sales to one customer exceeded 10% in 1993 and 1992.
















                     EXHIBIT B

                     PRO FORMA
        CONSOLIDATED FINANCIAL STATEMENTS OF
        GOLDEN PHARMACEUTICALS, INC. AND QUALITY
            CARE PHARMACEUTICALS, INC.

   The following pro forma consolidated financial statements of Golden Pharmaceuticals, Inc. (Golden) and Quality Care Pharmaceuticals, Inc. (Quality Care) for the year ended August 31, 1994 and for the nine-months ended May 31, 1995 are presented as if the merger had occurred on September 1, 1993. The pro forma consolidated balance sheet assumes the merger occurred as of May 31, 1995. The merger is to be treated as a purchase transaction.

   The pro forma consolidated financial statements are derived from the respective historical financial statements of Golden and Quality Care. The pro forma balance sheet combines Golden's May 31, 1995 consolidated balance sheet with Quality Care's May 31, 1995 balance sheet. The pro forma consolidated statements of income combine Quality Care's historical statement of earnings for the year ended December 31, 1994 and the nine-month period ended May 31, 1995 with Golden's historical consolidated statement of income for the year ended August 31, 1994 and the nine-month period ended May 31, 1995. Accordingly sales and net income of Quality Care for the period September 1, 1994 through December 31, 1994 of $1,865,877 and $70,708 respectively have been included both as part of the year and subsequent interim period.

   The pro forma data is presented for informational purposes only and may not be indicative of the future results of operations and financial position of the Company or what the results of operations and financial position of the Company would have been had the merger occurred immediately prior to the periods indicated.

  Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with the statements. These statements should also be read in conjunction with the attached financial statements of Quality Care and notes thereto.













        Golden Pharmaceuticals, Inc. And Subsidiary
        Pro Forma Consolidated Balance Sheet
        As of May 31, 1995



                                    Historical
                          Golden       Quality Care
              Pharm.,Inc.   Pharm., Inc.       Debit         Credit     ProForma

   Assets

   Current Assets:
   Cash           $    115,773      $      84,491                   $ 200,264
   Accounts Rec.   292,832            920,347              60,000 1)  1,153,179
   Inventories          66,573            478,128                      544,701
   Prepaid exp.      204,459              61,408  275,000 1) 428,511 1)  112,356
   Deferred tax      434,243                      0                      434,243
   Interco Rec.        11,000                0             11,000 3)        0
   Note Rec.         165,000                0                          165,000
Total Current Assets  1,289,880 1,544,374  275,000  499,511 2,609,704

        Property, Plant & Equipment:
   Land            148,000                  0                          148,000
   Building and improv.    822,224       146,842        77,380 1)      891,686
   Prod. machinery     416,654           262,033                     678,687
   Office furn. & fix       739,789      232,864                        972,653
   Vehicles           19,017           0                               19,017
                2,145,684         641,739            0       77,380    2,710,043
    Less accumulated
   depreciation       (1,620,121)     (121,389)    18,872 1)         (1,722,635)
   Total P,P&E       525,563       520,353      18,872     77,380      987,408

  Goodwill         0              0      3,642,954 1)              3,642,954
  Investment in Sub.    0                                                   0
  Deferred taxes-LT  65,757                                               65,757

  Total Assets   $ 1,881,200  $ 2,064,727  $ 3,936,826  $ 576,891  $ 7,305,862








        Golden Pharmaceuticals, Inc. And Subsidiary
        Pro Forma Consolidated Balance Sheet
        As of  May 31, 1995


                                    Historical
                          Golden       Quality Care
              Pharm.,Inc.   Pharm., Inc.       Debit         Credit     ProForma

        Liabilities and Stockholders' Equity

        Current Liabilities:
         Current maturities
 long term debt  $170,724    0     170,724 1)    80,000 1)   $80,000
 Credit line     0       649,121    649,121 1)   343,454 1)   343,454
 Accounts payable      157,754      803,828                            961,582
 Lease payable     0       206,489                            206,489
 Interco payable     0     11,000   11,000 3)                      0
 Accrued exp.       52,582     114,504      16,5211)          150,565
        Total Current
 Liabilities      381,060   1,784,942   847,366   423,454   1,742,090

 Long term debt   256,368    0   256,368   4,320,000 1)  4,320,000


        Stockholders' Equity
 Common stock      21,288,851   449,938   449,938 3)          21,288,851

 Preferred stock       292,558     0                      292,558

 Dividends on PS     411,214          0                       411,214

 Accum deficit       (20,748,851)  (170,153)       170,153 3)   (20,748,851)

 Total Stockholder's
  Equity       1,243,772    279,785     449,938     170,153     1,243,772


        Total Liabilities
         and Stockholders'
 Equity     $ 1,881,200   $ 2,064,727  $ 1,553,672  $ 4,913,607   $ 7,305,862






        Golden Pharmaceuticals, Inc. And Subsidiary
        Pro Forma Consolidated Statement of Income
        For Nine Months Ended  May 31, 1995


                                    Historical
                          Golden       Quality Care
              Pharm.,Inc.   Pharm., Inc.       Debit         Credit     ProForma

 Net Sales       $ 2,721,860    $ 4,567,641                $7,289,201
 Cost of Sales     1,246,520      3,242,385              4,488,905

 Gross Margin       1,475,340      1,324,956              2,800,296

 Selling, G&A      853,265      1,050,357   154,271 2)             2,057,893

 Operating Income     622,075      274,599      154,271      0     742,403

        Other Income/(expense)
 Interest expense      (41,642)   (56,116)  408,223 2)   97,758 2)   (408,223)
 Other income         8,949      (1,648)                                  7,301

          Total Other
 Income/(Expense)     (32,693)     (57,764)      408,223    97,758     (400,922)

        Income Before Income
         Taxes and Extraordinary
 Items      589,382       216,835        562,494     97,758       341,481

        Income Tax
 (Benefit)/Expense      7,006           0              0        0       7,006

        Income Before
 Extraordinary Items     582,376     216,835      562,494    97,758      334,475

        Extraordinary Items
 Settlement of trade a/p    99,677                                     99,677

 Net Income      $ 682,053    $ 216,835   $ 562,494     $ 97,758   $ 434,152

 Pro Forma earnings per share                                     $    *

 Weighted average number of shares outstanding                       107,382,020

        * - less than $.01 per share

        Golden Pharmaceuticals, Inc. And Subsidiary
        Pro Forma Consolidated Statement of Income
        For Year Ended August 31, 1994


                              Historical
            Golden        Quality Care
          Pharm., Inc.   Pharm., Inc.
    FYE 8/31/94   FYE 8/31/94        Debit       Credit      ProForma

 Net Sales      $ 3,451,020    $ 4,930,542                      $8,381,562
 Cost of Sales      1,584,864          3,451,602              5,036,466

 Gross Margin       1,866,15      1,478,940             3,345,096

 Selling, G&A      1,037,502   1,495,028   182,148 2)            2,057,893

 Operating Income     828,654    (16,088)   182,148   0   630,418

        Other Income/(expense)
 Interest expense    (83,949)   (61,228)   543,097 2)   145,177 2)    (543,097)
 Other income    7,847    (13,897)                             (6,050)

          Total Other
 Income/(Expense)   (76,102)   (75,125)   543,097   145,177   (549,1472)

        Income Before Income
 Taxes and Extraordinary
  Items     752,552   (91,213)   725,245   145,177    81,271

 Income Tax
  (Benefit)/Expense     (500,000)     0      0     0    (500,000)

 Income Before
  Extraordinary Items   1,252,552   (91,213)     725,245    145,177   581,271

        Extraordinary Items
 Settlement of trade a/p    76,560                                      76,560

 Net Income     $ 1,329,112   $ (91,213)   $ 725,245   $ 145,177   $ 657,831

 Pro Forma earnings per share                                       $    *

 Weighted average number of shares outstanding                      76,754,249

        * - less than $.01 per share

  NOTES TO PRO FORMA CONSOLIDATED FINANCIAL
   STATEMENTS

        Pro forma adjustments consist of the following:

        1) Allocation of purchase price adjusting assets and recognizing intangibles and revised debt structure.

        2) Interest expense related revised debt structure and amortization of goodwill on the straight line method over twenty years.

        3) Elimination of Intercompany Accounts.













































        October 20, 1995


        Securities and Exchange Commission
        Filing Desk
        450 Fifth Street, N.W.
        Washington, D.C.  20549

           Re:Golden Pharmaceuticals, Inc.

        Ladies and Gentlemen:

            Transmitted herewith for filing please find Golden Pharmaceuticals, Inc.'s Amended Current Report on Form 8-K/A-1 dated August 7,
            1995.

           Should you have any comments, please do not hesitate to call the undersigned at (303) 297-2400.

                                   Sincerely,



                                   Deborah A. Hogan